UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-04058
The Korea Fund, Inc.
(Exact name of registrant as specified in charter)
4 Embarcadero Center, 30th Floor, San Francisco, CA 94111
(Address of principal executive offices) (Zip code)
Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-739-3371
Date of fiscal year end: June 30, 2008
Date of reporting period: June 30, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
June 30, 2008

The Korea Fund, Inc. Portfolio Manager’s Report
June 30, 2008 (unaudited)

Market Performance

The July 2007 to June 2008 period was split into two halves. Korea underperformed regional indices into and through the initial stages of the regional correction, but began to find valuation support quickly, outperforming from early in 2008.

The net result was that the KOSPI fell 3.94% to close at 1674.92. In USD terms, the correction was even more pronounced at -15.15%, with the Korean Won depreciating against the USD by almost 15%. Korea, however, fared better than many regional peers including Japan (Nikkei -25.67%), Taiwan (TWSE -15.31%), and China (Shanghai Composite -26.82%).

The single most important event in the second half of 2007 was the presidential election which took place on December 19. Lee Myung-bak came out the winner by a landslide, as had been expected throughout the year.

The construction sector rose 17.7% during the second half of 20071, on expectations of policy reversals by the new government to revive the ailing real estate market. After president Lee’s inauguration in late February 2008, however, disappointment arose as the new administration failed to disclose concrete blueprints for its much anticipated market-friendly reform. The ruling GNP did come away with majority seats in the parliamentary elections in April 2008, but only by a thin margin, as public sentiment had turned sour following the president’s appointments of government officials that some thought were “biased”. Also, the president faced fierce push back from the public on his actions regarding the US Free Trade Agreement. Millions of demonstrators came to the streets to protest the import of US beef which led to violence spurred by various labor unions. As an apologetic gesture, many of the cabinet members and presidential advisors were replaced in June. Prior to, and just after his inauguration, Mr. Lee’s policies were more focused on growth, targeting 6-7% GDP growth this year.

However, with the surge in global commodities, the government took a step back and cited its concerns on inflationary pressure, announcing a list of 52 items (mostly consumer staples) that they would monitor to control prices. Despite this, CPI accelerated to 4.1% in April and 4.9% 2 in May from average 3.8% levels earlier in the year.

The Samsung Group also created ripples in the news as an ex-SEC internal attorney accused the group of creating massive slush funds. After months of independent prosecution, no major charges were made against the group, but top management (including members of the Lee family) did step down, taking responsibility for the commotion caused. Investors were

1 Bloomberg
2 National Statistics Office

6.30.08 ï The Korea Fund, Inc. Annual Report 1

The Korea Fund, Inc. Portfolio Manager’s Report
June 30, 2008 (unaudited) (continued)

somewhat disappointed that the group was let off the hook without having to undergo any major restructuring.

From a sector perspective insurance rallied the most, up by 12% for the last twelve months. Materials (primarily steel) and technology (driven by the LG companies, particularly electronics) were also performance drivers. On the other hand, due to weak financial market performance, the brokerage sector plunged 23% during the period. Also, as a result of delayed government deregulation of the real estate market, construction fell 14.1% during the year, and the bank sector is also down by 15% with possible risks of asset quality deterioration with rising delinquency ratio of project finance loans.3

Breaking down the performance period one can isolate two distinct rallies and two distinct declines as the market transitions from a bull market (peaked in October 2007) to an on-going bear market.

Looking at the two rally periods we can see the beginnings of a transition of momentum to the exporters, as we transitioned from the previous bull markets leaders (machinery, insurance, materials and construction) to include technology and autos. Interestingly the valuation argument for banks gained greater traction as they outperformed the KOSPI for the first time in a rally during the early stage of the bull market run.

In the second decline period it is clear that inflation concerns dominated price action. Food and beverage, insurance, materials and retail outperformed. Food and beverage was driven by KT&G, insurance as a hedge on rising rates, materials as a commodities hedge and retail as the stickiest part of discretionary spending (though margins will face pressure as the most discretionary items surrender share of wallet to lower margin necessities).

Macro Economic Changes

From a macro perspective the period marked the transition from excessive to more measured GDP growth expectations. The explosion of the price of oil did not only eat into real returns but also weakened the currency. This further exacerbated imported inflation concerns and rising global food prices (Korea imports 97% of its energy needs and 70% of its food).4

However, despite the rapid deterioration in terms of trade and the spike in inflation the government remained and remains highly reluctant to raise rates, arguing that the primary sources of inflation (energy and food prices) are exogenously determined and unresponsive to domestic rates. Furthermore the domestic economy, the last point of growth resilience, is seeing

3 Mail Economic Daily
4 CLSA Research

2 The Korea Fund, Inc. Annual Report ï 6.30.08

The Korea Fund, Inc. Portfolio Manager’s Report
June 30, 2008 (unaudited) (continued)

real purchasing power eroded through inflationary pressures and is highly leveraged and thus sensitive to rate increases.

While the weakening of the currency is in line with the fundamentals, the government has targeted the currency rather than rates as the policy lever with which to fight inflation. Their target range is 1000 to 1050. As long as oil remains above $100 this is an unsustainable target.

Funds Flows

Foreigners continue to sell the market net selling 45 trillion won from July 1, 2007 to June 30, 2008. This has dropped foreign ownership from 35.5% at the beginning of the period to 30.8% by the close of the first half of 2008. However, the impact has been partially offset by the above mentioned net purchased amount of 25.6 trillion won by domestic institutions and 7.4 trillion won by individual investors.

Portfolio Summary

During the second half of 2007, we maintained our portfolio strategy of having overweight positions in the industrials sector with more focus on the construction area. This paired well with the rise in the construction sector on expectations of policy reversals by the new government to revive the ailing real estate market. Our underweight in consumer discretionary, materials and utilities in the second half of 2007 also contributed to the Fund’s performance. On the other hand, our underweight stance in the telecom sector was negative to the Fund’s performance in during this period. However, we would like to highlight that the fundamentals for the telecoms sector remained weak.

In the first half of 2008, as the market transitioned to an on-going bear market we increased our position in consumer staples where earnings are more resilient in a downturn market, while maintaining an overweight in industrials. Our overweight position in industrials with a focus on construction helped the Fund’s performance until the sector suffered significant dip in the second quarter of 2008. Our neutral position in financials also turned out to be positive for our performance thanks to our stock selection, including Shinhan Financial Group, although the whole sector underperformed the market. Our underweight position in the consumer discretionary sector detracted from our performance the most, as we had no direct exposure to stocks of exporters like Hyundai Motors who benefited from favourable foreign exchange movements. Also, during the first half of 2008, underweights in materials and utilities sectors did not work well, resulting in subtraction of the Fund’s performance. However, we’d like to highlight that POSCO remained a top contributor despite sector underweight.

6.30.08 ï The Korea Fund, Inc. Annual Report 3

The Korea Fund, Inc. Portfolio Manager’s Report
June 30, 2008 (unaudited) (continued)

The views expressed in the Portfolio Manager’s Report reflect the views of the respective parties as of the date of this report. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund. References to specific company securities should not be construed as a recommendation or investment advice. Certain of these views that look forward in time involve risks and uncertainties and are forward looking statements within the meaning of the Private Securities Litigations Reform Act of 1995. Such risks and uncertainties include, without limitation, the adverse effect from a decline in the securities markets or a decline in the Fund’s performance, a general downturn in the economy, competition from other companies, changes in government policy or regulation, inability to attract or retain key employees, inability to implement its operating strategy and/or acquisition strategy and unforeseen costs and other effects related to legal proceedings or investigations of governmental and self-regulating organizations.

4 The Korea Fund, Inc. Annual Report ï 6.30.08

The Korea Fund, Inc. Performance & Statistics
June 30, 2008 (unaudited)

Total Return(1)	1 Year	5 Years	10 Years

Market Price	(9.61)%	25.32%	24.53%
Net Asset Value (“NAV”)	(14.69)%	21.26%	25.63%
KOSPI(2)	(15.15)%	23.35%	22.13%
MSCI Korea (Total Return)(3)	(12.72)%	23.44%	27.03%
MSCI Korea (Price Return)(3)	(13.85)%	21.60%	25.26%

Market Price/NAV Performance:
June 30, 1998 to June 30, 2008

Industry Breakdown as a % of net assets:

Market Price/NAV:
Market Price	$21.37

NAV	$22.72

Discount to NAV	(5.94)%

Ten Largest Holdings as a % of net assets:
Samsung Electronics Co., Ltd.
Manufacturer of electronic parts	10.1%

POSCO
Manufacturer of steel	6.2%

Hyundai Heavy Industries Co., Ltd.
Manufacturer of ships	4.7%

KT&G Corp.
Producer of tobacco products	4.6%

Shinhan Financial Group Co., Ltd.
Provider of consumer and commercial banking services	3.7%

Daewoo International Corp.
General trading company	3.5%

Hyundai Engineering & Construction Co., Ltd.
General construction company	3.3%

Hynix Semiconductor, Inc.
Manufacturer of electronic parts	3.3%

Korea Exchange Bank
Full service bank	3.1%

Samsung Corp.
General trading company	3.0%

(1)	Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified year from the value at the end of the year and dividing the remainder by the value of the investment at the beginning of the year and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions in connection with the purchases or sales of Fund shares. Total return for a period of more than one year represents the average annual return.

(2)	The Korea Composite Stock Price Index (“KOSPI”) is an unmanaged capitalization-weighted index of all common shares on the Stock Market Division of the Korea Exchange (formerly the “Korea Stock Exchange”). The KOSPI returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the index. Total return for a period of more than one year represents the average annual return.

(3)	Morgan Stanley Capital International (“MSCI”) Korea Index is a market capitalization-weighted index of equity securities of companies domiciled in Korea. The index is designed to represent the performance of the Korean stock market and excludes certain market segments unavailable to U.S. based investors. The MSCI Korea (Total Return) returns assume reinvestment of dividends while the MSCI Korea (Price Return) returns do not and, unlike Fund returns, neither index reflects any fees or expenses. It is not possible to invest directly in the index. Total return for a period of more than one year represents the average annual return.

An investment in the Fund involves risk, including the loss of principal. Total return, market price and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value per share is total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

6.30.08 ï The Korea Fund, Inc. Annual Report 5

The Korea Fund, Inc. Schedule of Investments
June 30, 2008

Shares		Value
COMMON STOCK–94.0%
	Chemicals–2.7%
35,813	KCC Corp.	$14,899,103

	Commercial Banks–9.1%
147,280	Hana Financial Group, Inc.	5,667,290
117,457	Kookmin Bank	6,903,232
1,254,200	Korea Exchange Bank	17,210,448
460,246	Shinhan Financial Group Co., Ltd.	20,730,050

		50,511,020

	Commercial Services & Supplies–2.0%
186,293	S1 Corp.	11,184,237

	Communications–2.5%
323,200	KT Corp.	13,843,829

	Construction & Engineering–9.3%
148,358	GS Engineering & Construction Corp. (d)	16,228,573
327,048	Hyundai Development Co. (d)	16,558,924
278,294	Hyundai Engineering & Construction Co., Ltd. (d)	18,467,209

		51,254,706

	Consumer Finance–2.2%
269,899	Samsung Card Co., Ltd.	11,904,295

	Diversified Consumer Services–0.6%
10,178	MegaStudy Co., Ltd.	3,212,613

	Diversified Industrials–1.9%
159,069	LG Corp.	10,305,852

	Electrical Equipment–1.0%
152,055	LG Display Co., Ltd. (d)	5,683,586

	Electronic Equipment & Instruments–2.0%
172,651	SFA Engineering Corp. (d)	10,955,043

	Food & Staples Retailing–3.6%
14,281	CJ CheilJedang Corp. (b)	3,733,093
20,911	Nong Shim Co., Ltd.	4,468,994
21,975	Shinsegae Co., Ltd.	11,818,420

		20,020,507

	Insurance–2.2%
59,544	Samsung Fire & Marine Insurance Co., Ltd.	12,436,269

	Internet Software & Services–3.8%
648,293	LG Dacom Corp.	10,307,336
60,882	NHN Corp. (b)	10,609,392

		20,916,728

	Media–2.6%
46,907	Cheil Communications, Inc.	11,117,274
873,590	ON*Media Corp. (b)	3,050,644

		14,167,918

6 The Korea Fund, Inc. Annual Report ï 6.30.08

The Korea Fund, Inc. Schedule of Investments
June 30, 2008 (continued)

Shares		Value
	Metals & Mining–8.7%
321,255	Dongkuk Steel Mill Co., Ltd.	$13,816,866
65,892	POSCO	34,313,776

		48,130,642

	Oil & Gas–1.3%
64,694	SK Energy Co., Ltd.	7,192,377

	Pharmaceuticals–2.7%
72,005	Yuhan Corp. (d)	15,070,374

	Road & Rail–1.9%
108,846	Korea Express Co., Ltd. (b)	10,618,707

	Semi-conductors–14.1%
773,440	Hynix Semiconductor, Inc. (b) (d)	18,454,590
93,229	Samsung Electronics Co., Ltd.	55,698,546
94,752	Samsung Techwin Co., Ltd. (d)	4,190,088

		78,343,224

	Shipbuilding–7.7%
424,843	Daewoo Shipbuilding & Marine Engineering Co., Ltd. (d)	16,585,970
84,979	Hyundai Heavy Industries Co., Ltd. (d)	26,276,600

		42,862,570

	Tobacco–4.6%
293,256	KT&G Corp.	25,245,351

	Wholesale–6.5%
465,530	Daewoo International Corp.	19,540,500
309,720	Samsung Corp. (d)	16,729,049

		36,269,549

	Wireless Telecommunications Services–1.0%
31,799	SK Telecom Co., Ltd.	5,761,776

	Total Common Stock (cost–$352,901,607)	520,790,276

SHORT-TERM INVESTMENT–19.4%
	Collateral Invested for Securities on Loan (c)–19.4%
107,337,144	BNY Institutional Cash Reserves Fund, 2.609% (cost–$107,337,144)	107,337,144

	Total Investments (cost–$460,238,751) (a)–113.4%	628,127,420
	Liabilities in excess of other assets–(13.4)%	(74,220,590)

	Net Assets–100.0%	$553,906,830

Notes to Schedule of Investments:

(a)	Securities with an aggregate value of $520,790,276, representing 94.0% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.
(b)	Non-income producing.
(c)	Security purchased with cash proceeds from securities on loan.
(d)	All or portion of securities on loan with an aggregate market value of $99,868,764; cash collateral of $107,337,144 was received with which the Fund purchased short-term investments.

See accompanying Notes to Financial Statements ï 6.30.08 ï The Korea Fund, Inc. Annual Report 7

The Korea Fund, Inc. Statement of Assets and Liabilities
June 30, 2008

Assets:
Investments, at value, including securities on loan of $107,337,144 (cost–$460,238,751)	$628,127,420

Cash (including foreign currency with a cost and value of $43,390,151 and $43,384,272, respectively)	44,343,625

Receivable for investments sold	758,280

Dividends receivable	281,457

Securities lending interest receivable (net)	140,895

Prepaid expenses	167,678

Total Assets	673,819,355

Liabilities:
Payable for collateral for securities on loan	107,337,144

Payable for investments purchased	11,669,361

Investment management fee payable	379,845

Accrued expenses	526,175

Total Liabilities	119,912,525

Net Assets	$553,906,830

Net Assets:
Common Stock:
Par value ($0.01 per share, applicable to 24,384,856 shares issued and outstanding)	$243,849

Paid-in-capital in excess of par	167,948,544

Dividends in excess of net investment income	(5,128,228)

Accumulated net realized gain on investments	222,949,806

Net unrealized appreciation of investments and foreign currency transactions	167,892,859

Net Assets	$553,906,830

Net Asset Value Per Share	$22.72

8 The Korea Fund, Inc. Annual Report ï 6.30.08 ï See accompanying Notes to Financial Statements

The Korea Fund, Inc. Statement of Operations
For the year ended June 30, 2008

Investment Income:
Dividends (net of foreign withholding taxes of $2,068,037)	$10,465,292

Securities lending income	1,575,868

Interest (net of foreign withholding taxes of $23,275)	297,880

Total investment income	12,339,040

Expenses:
Investment management fees	6,419,799

Custodian fees	1,061,886

Legal fees	968,001

Directors’ fees and expenses	338,001

Stockholder communications	236,607

Audit and tax services	180,350

Insurance expense	150,137

Accounting agent fees	99,999

Transfer agent fees	20,900

New York Stock Exchange listing fees	17,108

Miscellaneous	44,000

Total expenses	9,536,788

Net Investment Income	2,802,252

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	295,116,189

Redemption-in-kind	20,529,685

Foreign currency transactions	(5,042,022)

Net change in unrealized appreciation/depreciation of:
Investments	(377,297,795)

Foreign currency transactions	22,301

Net realized and change in unrealized gain/loss on investments, redemption-in-kind and foreign currency transactions	(66,671,642)

Net Decrease in Net Assets Resulting from Investment Operations	$(63,869,390)

See accompanying Notes to Financial Statements ï 6.30.08 ï The Korea Fund, Inc. Annual Report 9

The Korea Fund, Inc. Statement of Changes in Net Assets

	Year ended June 30,
	2008	2007
Investment Operations:
Net investment income	$2,802,252	$9,643,928

Net realized gain on investments, redemption-in-kind, investments in Affiliates and foreign currency transactions	310,603,852	464,768,036

Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(377,275,494)	(211,007,677)

Net increase (decrease) in net assets resulting from investment operations	(63,869,390)	263,404,287

Dividends and Distributions to Stockholders from:
Net investment income	(4,920,003)	(10,994,589)

Net realized gains	(424,125,081)	(161,812,200)

Total dividends and distributions to stockholders	(429,045,084)	(172,806,789)

Capital Stock Transactions:
Reinvestment of dividends and distributions	122,407,521	—

Cost of shares tendered	(108,802,362)	(105,467,939)

Net increase (decrease) from capital stock transactions	13,605,159	(105,467,939)

Total decrease in net assets	(479,309,315)	(14,870,441)

Net Assets:
Beginning of year	1,033,216,145	1,048,086,586

End of year (including undistributed (dividends in excess of) net investment income of $(5,128,228) and $1,874,633, respectively)	$553,906,830	$1,033,216,145

Other Information:
Shares outstanding at beginning of year	24,270,617	26,967,347

Shares issued in reinvestment of dividends and distributions	4,417,449	—

Shares tendered	(4,303,210)	(2,696,730)

Shares outstanding at the end of year	24,384,856	24,270,617

10 The Korea Fund, Inc. Annual Report ï 6.30.08 ï See accompanying Notes to Financial Statements

The Korea Fund, Inc.	Notes to Financial Statements
June 30, 2008

1. Organization and Significant Accounting Policies
The Korea Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company and is organized as a Maryland corporation.

The Fund seeks long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Fund enters into contracts which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund adopted the provisions of the Interpretation on July 1, 2007. Fund management has determined that its evaluation of the Interpretation has resulted in no material impact to the Fund’s financial statements at June 30, 2008.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Fund management is in process of reviewing SFAS 157 against its current valuation policies to determine future applicability.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Fund management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value, are fair-valued, in good faith, by the Board of Directors or persons at the Board’s direction pursuant to guidelines established by the Board of Directors. The Fund’s investments are valued daily and the net asset value (“NAV”) is calculated as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business using prices supplied by dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. With respect to Korean equity securities, the Fund fair values its securities daily using modeling tools provided by a statistical research service. This service utilizes statistics and programs based on historical performance of markets and other economic data (which may include changes in the value of U.S. securities or security indices). Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on a trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Realized gains and losses on investments are recorded on the identified cost basis.

6.30.08 ï The Korea Fund, Inc. Annual Report 11

The Korea Fund, Inc.	Notes to Financial Statements
June 30, 2008 (continued)

1. Organization and Significant Accounting Policies (continued)

Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and stockholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued by management on the ex-dividend date principally in the prior December and/or June period ends. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of each year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes.

(c) Federal Income Taxes
The Fund intends to distribute all of its taxable income and to comply with the requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

In connection with the tender offer and redemption-in-kind of the Fund’s Korean securities that occurred on April 22, 2008, the Fund was subject to a securities transaction tax of $491,733. This tax and related fees of $50,000 were charged to net realized gain on investments (see Notes 1(d) and 6).

In connection with the tender offer and redemption-in-kind of the Fund’s Korean securities that occurred on October 30, 2006, the Fund was subject to a securities transaction tax of $524,495. This tax and related fees of $50,000 were charged to net realized gain on investments (see Notes 1(d) and 6).

(d) Foreign Investment and Exchange Controls in Korea
The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. Through August 18, 2005, the Fund had a license from the Ministry of Finance and Economy to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

In order to complete its tender offer (see Note 6), however, the Fund relinquished its license from the Korean Ministry of Finance and Economy effective August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund’s license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund is subject to the Korean securities transaction tax equal to 0.3% of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.5% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The relinquishment will not otherwise affect the Fund’s operations.

Various restrictions currently apply with respect to investing in equity securities of Korean banks and certain designated public corporations and telecommunications corporations listed on the Korea Exchange. As of June 30, 2008, the Fund and its affiliates would require the approval of the Financial Supervisory Commission (the “FSC”) before obtaining aggregate beneficial ownership of more than 10% of the outstanding voting shares of a national bank such as Kookmin Bank or 15% of the outstanding voting shares of a regional bank such as Jeonbuk Bank, and additional FSC approvals would be required before specified higher ownership percentages could be exceeded. The Fund’s holdings in SK Telecom Co., Ltd. were subject to a foreign ownership limit of 49% as of June 30, 2008.

(e) Dividends and Distributions
The Fund declares dividends from net investment income and distributions of net realized capital gains, if any, typically annually. The Fund records dividends and distributions to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance

12 The Korea Fund, Inc. Annual Report ï 6.30.08

The Korea Fund, Inc.	Notes to Financial Statements
June 30, 2008 (continued)

1. Organization and Significant Accounting Policies (continued)

with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital in excess of par.

(f) Foreign Currency Translation
The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

At June 30, 2008, the exchange rate for Korean won was WON 1,046.05 to U.S. $1.

(g) Securities Lending
The Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is allocated between the Fund and securities lending agent. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value.

(h) Concentration of Risk
Investing in the Korean market may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currency, high rates of inflation, Korean taxes, repatriation restrictions on income and capital, corporate bankruptcy and future adverse political, social and economic developments. Moreover, securities issued in this market may be less liquid and subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

2. Investment Manager/Sub-Adviser/Sub-Administrator
The Fund has entered into an Investment Management Agreement (the “Agreement”) with RCM Capital Management LLC (the “Investment Manager”). Subject to the supervision of the Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.75% of the value of the Fund’s average daily net assets up to $250 million; 0.725% of the next $250 million of average daily net assets; 0.70% of the next $250 million of average daily net assets; 0.675% of the next $250 million of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. For the year ended June 30, 2008, the Fund paid investment management fees at an effective rate of 0.72% of the Fund’s average daily net assets.

6.30.08 ï The Korea Fund, Inc. Annual Report 13

The Korea Fund, Inc.	Notes to Financial Statements
June 30, 2008 (continued)

2. Investment Manager/Sub-Adviser/Sub-Administrator (continued)

The Investment Manager has retained its affiliates, RCM Asia Pacific Limited (the “Sub-Adviser”) and Allianz Global Investors Fund Management LLC (the “Sub-Administrator”) to manage the Fund’s investments and provide administrative services to the Fund, respectively. The Investment Manager, and not the Fund, pays a portion of the fee it receives to the Sub-Adviser and Sub-Administrator in return for their services. The Investment Manager, Sub-Adviser and Sub-Administrator are indirect wholly-owned subsidiaries of Allianz SE, a publicly traded insurance and financial services company.

3. Investment in Securities
During the year ended June 30, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $325,599,388 and $776,429,872, respectively.

4. Income Tax Information
The tax character of dividends and distributions paid were:

	Year Ended June 30,
	2008	2007

Ordinary Income	$18,541,732	$11,164,483
Long-Term Capital Gains	$410,503,352	$161,642,306

At June 30, 2008, the tax character of distributable earnings was comprised of $18,782,718 of ordinary income and $208,869,974 of long-term capital gains.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized foreign currency losses of $5,627,041 and losses of $1,743,169 from investments in Passive Foreign Investment Companies (PFICs), arising after October 31, 2007. Such losses are treated as arising on July 1, 2008.

For the year ended June 30, 2008, permanent ”book-tax” differences were primarily attributable to foreign currency and redemption-in-kind transactions, and tender offer costs. These adjustments were to increase dividends in excess of net investment income by $4,885,110, decrease accumulated net realized gain on investments by $15,023,241 and increase paid-in-capital in excess of par by $19,908,351.

The cost basis of portfolio securities for federal income tax purposes is $462,699,655. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $211,037,632; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $45,609,867; net unrealized depreciation for federal income tax purposes is $165,427,765. The difference between book and tax appreciation/depreciation is attributable to wash sales.

5. Share Repurchases
The Board has authorized the Fund to effect periodic repurchases of its shares in the open market from time to time when the Fund’s shares trade at a discount to their net asset value. Subject to periodic review by the Board of Directors, repurchases may be made at such time and in such amounts as the Fund’s Investment Manager believes will further the achievements of the Fund’s objectives. The Board revised the share repurchase program at the Fund’s October 24, 2007 Board meeting. Under the new share repurchase program the Fund’s Investment Manager and Sub-Adviser monitor the Fund’s discount weekly and if the Fund’s daily average discount during the preceding 20 business days exceeds a certain threshold as determined by the Board from time to time, a meeting of the Buyback Committee is convened. The Buyback Committee is comprised of three Independent Directors, the Fund’s President, Treasurer, Assistant Treasurer, and Secretary and the Director of Closed-End Funds of the Sub-Administrator. The Buyback Committee, once convened, is responsible for deciding whether to implement a share repurchase. The Fund did not repurchase any shares under this program during the years ended June 30, 2008 and June 30, 2007.

6. Tender Offers
On March 20, 2008, the Fund commenced a tender offer of up to 4,303,210 of its shares of common stock, representing approximately 15% its outstanding shares, in exchange for Korean portfolio securities of the Fund (and cash in lieu of fractional shares) at a price per share equal to 98% of the net asset value per share on April 22, 2008, the day after expiration of the offer. Stockholders exchanging their shares in the offer received a pro-rata share of the Fund’s equity holdings (and cash in lieu of fractional shares). Shares tendered were 4,303,210 with a value of $108,802,362.

14 The Korea Fund, Inc. Annual Report ï 6.30.08

The Korea Fund, Inc.	Notes to Financial Statements
June 30, 2008 (continued)

6. Tender Offers (continued)

On September 29, 2006, the Fund commenced a tender offer of up to 2,696,734 of its shares of common stock, representing approximately 10% its outstanding shares, in exchange for Korean portfolio securities of the Fund at a price per share equal to 98% of the net asset value per share on October 30, 2006, the day after expiration of the offer. Stockholders exchanging their shares in the offer received a pro-rata share of the Fund’s portfolio. Shares tendered were 2,696,730 with a value of $105,467,939.

7. Fund Ownership
At June 30, 2008, the City of London Investment Group PLC held approximately 6% of the Fund’s outstanding shares.

8. Legal Proceedings
The disclosure relates to the Sub-Administrator, certain of its affiliates and their employees. The Investment Manager, Sub-Adviser, and Sub-Administrator believe that the matters discussed below are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

In June and September 2004, the Sub-Administrator, certain of its affiliates (including Allianz Global Investors Distributors LLC, PEA Capital LLC (“PEA”) and Allianz Global Investors of America L.P. agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Sub-Administrator serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Sub-Administrator and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA Capital LLC deregistered and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Sub-Administrator and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements proceedings discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Sub-Administrator or its affiliates or related injunctions.

The foregoing speaks only as of the date hereof.

6.30.08 ï The Korea Fund, Inc. Annual Report 15

The Korea Fund, Inc.	Financial Highlights
For a share of stock outstanding throughout each year:

	Year ended June 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$42.57	$38.87	$29.10	$21.55	$17.62

Investment Operations:
Net investment income (1)	0.11	0.38	0.33	0.40	0.20

Net realized and change in unrealized gain/loss on investments, redemptions-in-kind, investments in Affiliates, and foreign currency transactions	(2.18)	10.36	9.89	7.80	3.90

Total from investment operations	(2.07)	10.74	10.22	8.20	4.10

Dividends and Distributions to Stockholders from:
Net investment income	(0.17)	(0.45)	(0.50)	(0.45)	(0.30)

Net realized gains	(17.24)	(6.67)	(0.35)	(0.20)	—

Total dividends and distributions to stockholders	(17.41)	(7.12)	(0.85)	(0.65)	(0.30)

Capital Stock Transactions:
Accretion (dilution) to net asset value, resulting from share repurchases, shares tendered and reinvestment of distributions for shares at value	(0.37)	0.08	0.40	—	0.13

Net asset value, end of year	$22.72	$42.57	$38.87	$29.10	$21.55

Market price, end of year	$21.37	$39.59	$36.33	$27.35	$18.85

Total Investment Return: (2)
Net asset value	(14.69)%	31.08%	36.50%	38.43%	24.07%

Market price	(9.61)%	32.39%	35.72%	49.06%	27.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$553,907	$1,033,216	$1,048,087	$1,300,842	$963,133

Ratio of expenses to average net assets	1.06%	0.96%	0.89%	1.13%	1.27%

Ratio of net investment income to average net assets	0.31%	0.99%	0.90%	1.58%	0.94%

Portfolio turnover	38%	50%	9%	10%	20%

(1)	Calculated on average shares outstanding.
(2)	Total investment return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified year from the value at the end of the year and dividing the remainder by the value of the investment at the beginning of the year and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions in connection with the purchases or sales of Fund shares.

16 The Korea Fund, Inc. Annual Report ï 6.30.08 ï See accompanying Notes to Financial Statements

The Korea Fund, Inc.	Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
The Korea Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korea Fund, Inc. (hereafter referred to as the “Fund”) at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 22, 2008

6.30.08 ï The Korea Fund, Inc. Annual Report 17

The Korea Fund, Inc.	Tax Information/Stockholder Meetings Results (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise stockholders within 60 days of the Fund’s tax year ended June 30, 2008 as to the federal tax status of dividends and distributions received by stockholders during such tax year. Per share dividends for the tax year ended June 30, 2008 were as follows:

Dividends from ordinary income	$0.6648
Distributions from long-term capital gains	$16.7452

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of 45%, or the maximum amount allowable.

The percentage of ordinary dividends paid by the Fund during the year ended June 30, 2008 which qualified for the Dividends Received Deduction available to corporate stockholders was 0%.

The Fund elected to pass through the credit for taxes paid to foreign countries. The Fund received income from foreign sources during the year ended June 30, 2008 of $12,533,328 ($0.481046 per share) and paid taxes to foreign countries during the year ended June 30, 2008 of $2,067,999 ($0.079373 per share).

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2008. In January 2009, stockholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2008. The amount that will be reported will be the amount to use on your 2008 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended June 30, 2008. Stockholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Stockholder Meeting Results:

The Fund held its annual meeting of stockholders on October 24, 2007 which was adjourned to November 14, 2007. The following matters as presented below were voted upon by the Fund’s Stockholders.

		Withheld
	Affirmative	Authority

Re-election of Julian Reid — Class I Director to serve until 2010	14,328,250	430,351
Re-election of Christopher Russell — Class I Director to serve until 2010	14,320,294	438,307
To approve the amendment to the fundamental investment restriction on securities lending	11,324,520	207,435
To approve the amendment to the fundamental investment restriction on commodities and commodity contracts	10,984,554	216,967

Messrs. Ronaldo A. da Frota Nogueira, Richard A. Silver and Kesop Yun continue to serve as Directors of the Fund.

18 The Korea Fund, Inc. Annual Report ï 6.30.08

The Korea Fund, Inc. Privacy Policy/Proxy Voting Policies & Procedures
(unaudited)

Privacy Policy:

Our Commitment to You
The Fund considers customer privacy to be a fundamental aspect of its relationship with clients. The Fund is committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy, the Fund has developed a privacy policy designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information
In the course of providing you with products and services, the Fund and its service providers, such as the Fund’s investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant.

Respecting Your Privacy
As a matter of policy, the Fund does not disclose any personal or account information provided by you to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering stockholder proxies. The Fund may also enter into joint marketing agreements with non-affiliated companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases you will be clients of a third party, but the Fund may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties
The Fund reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where it believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect the Fund’s rights or property. In addition, we may disclose information about a stockholder’s accounts to a non-affiliated third party with the consent of the stockholder.

Sharing Information with Affiliates
The Fund may share client information with its service affiliates in connection with servicing your account or to provide you with information about products and services that the Fund’s service affiliates believe may be of interest to you. This information may include, for example, your participation in mutual funds or other investment programs sponsored by the Fund’s service affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. The Fund’s service affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information
The Fund takes seriously the obligation to safeguard stockholder non-public personal information. In addition to this policy, the Fund’s service affiliates have also implemented procedures that are designed to restrict access to your non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

6.30.08 ï The Korea Fund, Inc. Annual Report 19

The Korea Fund, Inc. Dividend Reinvestment and Cash Purchase Plan
(unaudited)

The Plan
The Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through PNC Global Investment Servicing (the “Plan Agent”). The Plan Agent also provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Plan Agent at (800) 331-1710.

Automatic Participation
Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent.

Shares Held by a Nominee
If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions
If the market price per share on the payment date for the dividend or distribution (the “Valuation Date”) equals or exceeds net asset value per share on that date, the Fund will issue (i) shares of the Fund’s common stock that are issued but not outstanding (“Treasury Stock”) to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the Fund’s common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant’s pro rata share of brokerage commissions) to buy Fund shares in the open market for the participants’ account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ account on, or shortly after, the payment date.

Voluntary Cash Purchases
Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund’s shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts
The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

20 The Korea Fund, Inc. Annual Report ï 6.30.08

The Korea Fund, Inc. Dividend Reinvestment and Cash Purchase Plan
(unaudited) (continued)

No Service Fee to Reinvest
There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent’s fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases
With respect to purchases of Fund shares from voluntary cash payments, each participant will be charged $0.75 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination
The Fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days’ written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

6.30.08 ï The Korea Fund, Inc. Annual Report 21

The Korea Fund, Inc.	Board of Directors (unaudited)

Name, Date of Birth, Position(s) Held with
Fund, Length of Service, Other Trusteeships/
Directorships Held by Director; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Director	Principal Occupation(s) During Past 5 Years:

The address of each director is 4 Embarcadero Center, San Francisco, CA 94111

Julian Reid Date of Birth: 7/8/44 Chairman of the Board of Directors since: 2005 Director since: 2004 Director of 1 fund in Fund Complex Director of 2 funds outside of Fund Complex	Director and Chief Executive Officer of 3a Asset Management Limited (since 1998); Director and Chairman 3a Funds Group (since 1998); President of the Saffron Fund, Inc. (2004); Director and Chairman of the Saffron Fund, Inc. (1994-2004, Chairman since 1998); Director and Chairman of Morgan’s Walk Properties Ltd. (residential property owner/manager) (2002-2006); Director of JF China Region Fund, Inc. (since 1997); and Director and Chairman of Prosperity Voskhod Fund Ltd. (since 2006); Director of ASA Ltd. (since April 2008).

Ronaldo A. da Frota Nogueira Date of Birth: 7/31/38 Director since: 2000 Director of 1 Fund in Fund Complex; Director of no funds outside of Fund Complex	Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher); Chairman of the Certification Committee and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts); Member, Board of the Association of Certified International Investment Analysts (ACIIA). Formerly, Director of DWS Global Commodities Stock Fund, Inc. (2004-2005) and DWS Global High Income Fund, Inc. (1992-2005).

Christopher Russell Date of Birth: 1/8/49 Director since: 2004 Director of 1 fund in Fund Complex Director of no funds outside of Fund Complex	Consultant at GaveKal Research (since 2001) (economic and asset strategy research). Director of each of British Airways Pension Investment Management Company Ltd. (since 2005); Candover plc (private equity) (since 2004); Salters Management Company Ltd. (charitable endowment) (since 2003); LIM Japan Fund (since 2002); Enhanced Index Funds (since 2002); Investec High Income Trust plc (since 2001); JP Morgan Fleming Japanese Smaller Companies Investment Trust plc (since 2006).

Richard A. Silver Date of Birth: 1/10/47 Director since: 2006 Director of 1 fund in Fund Complex Director of no funds outside of Fund Complex	Retired. Formerly, Executive Vice President, Fidelity Investments (2000-2005).

Kesop Yun Date of Birth: 5/20/45 Director since: 1999 and (1984-1988) Director of 1 fund in Fund Complex Director of no funds outside of Fund Complex	Professor, College of Business Administration, Seoul National University, Seoul, Korea. Formerly, Director of DWS Global Commodities Stock Fund, Inc. (2004-2005) and DWS Global High Income Fund, Inc. (2001-2005).

The Fund holds annual shareholder meetings for the purpose of electing Directors, and Directors are elected for fixed terms. The Board of Directors is currently divided into three classes, each having a term of three years.

Each year the term of one class expires. Each Director’s term of office expires on the date of the third annual meeting following the election to office of the Director’s class. Each Director will serve until next elected or his or her earlier death, resignation, retirement or removal.

Further information about the Fund’s Directors is available in the Fund’s Statement of Additional Information, dated March 31, 1997, which can be obtained upon request, without charge, by calling the Fund’s stockholder servicing agent at (800) 331-1710. However, this information is as of March 31, 1997 and has not been updated.

22 The Korea Fund, Inc. Annual Report ï 6.30.08

The Korea Fund, Inc. Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:

Robert Goldstein Date of Birth: 2/08/63 President & Chief Executive Officer since: 2007	Managing Director, Chief Operating Officer and General Counsel of RCM Capital Management LLC.

Brian S. Shlissel Date of Birth: 11/14/64 Treasurer, Principal Financial & Accounting Officer since: 2007	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Allianz Global Investors Fund Complex; President and Chief Executive Officer of 37 funds in the Allianz Global Investors Fund Complex; Treasurer; Principal Financial and Accounting Officer of 42 funds in the Allianz Global Investors Fund Complex.

Thomas J. Fuccillo Date of Birth: 3/22/68 Secretary & Chief Legal Officer since: 2007	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary & Chief Legal Officer of 79 funds in the Allianz Global Investors Fund Complex. Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC (asset management) (1991-2004).

Lawrence G. Altadonna Date of Birth: 3/10/66 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 37 funds in the Allianz Global Investors Fund Complex; Assistant Treasurer of 42 funds in the Allianz Global Investors Fund Complex.

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2007	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 79 funds in the Allianz Global Investors Fund Complex. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004), Audit Manager, Pricewaterhouse Coopers LLP (1996-2002).

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2007	Assistant Secretary of 79 funds in the Allianz Global Investors Fund Complex. Formerly, Research Assistant, Dechert LLP (law firm) (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (law firm) (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

6.30.08 ï The Korea Fund, Inc. Annual Report 23

Directors and Principal Officers

Julian Reid Director, Chairman of the Board of Directors	Robert Goldstein President & Chief Executive Officer
Ronaldo A. da Frota Nogueira Director	Brian S. Shlissel Treasurer, Principal Financial & Accounting Officer
Christopher Russell Director	Thomas J. Fuccillo Secretary & Chief Legal Officer
Richard A. Silver Director	Lawrence G. Altadonna Assistant Treasurer
Kesop Yun Director	Youse E. Guia Chief Compliance Officer
Lagan Srivastava Assistant Secretary

Investment Manager/Administrator
RCM Capital Management LLC
4 Embarcadero Center, 28th Floor
San Francisco, CA 94111

Sub-Adviser
RCM Asia Pacific Limited
21/F, Cheung Kong Center
2 Queen’s Road Central
Hong Kong

Sub-Administrator
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Accounting Agent
State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar
PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1055 Broadway
Kansas City, MO 64105

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarter of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.thekoreafund.com.

On October 29, 2007, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.thekoreafund.com or by calling the Fund’s stock servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS
(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics is included as Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
The registrant’s Board has determined that Mr. Richard A. Silver and Mr. Kesop Yun, members of the Board’s Audit Committee, are each designated an “audit committee financial expert,” and that each is “independent,” for purposes of this Item.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $78,500 in 2007 and $71,925 in 2008.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2007 and $0 in 2008.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $8,000 in 2007 and $16,000 in 2008. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

The Korea Fund, Inc. (the “Fund”)
AUDIT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS
The Fund’s Audit Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:
•	a review of the nature of the professional services expected to provided,

•	the fees to be charged in connection with the services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.
POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS
On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.
AUDIT SERVICES
The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:
Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews
Individual audit services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
AUDIT-RELATED SERVICES
The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:
Accounting consultations
Fund merger support services

Other attestation reports
Comfort letters
Other internal control reports
Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
TAX SERVICES
The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:
Tax compliance services related to the filing or amendment of the following:
Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects
Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
PROSCRIBED SERVICES
The Fund’s independent accountants will not render services in the following categories of non-audit services:
Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX
The Committee will pre-approve annually any permitted non-audit services to be provided to RCM Capital Management LLC or any other investment manager to the Fund (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.
DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES
With respect to the provision of permitted non-audit services to the Fund or Accounting Affiliates, the pre-approval requirement is waived if:
(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.
e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2007 Reporting Period was $2,257,057* and the 2008 Reporting Period was $3,467,353.

h)	Auditor Independence. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

*	RCM became the Fund’s manager on April 1, 2007.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT
The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Julian Reid, Ronaldo A. da Frota Nogueira, Christopher Russell, Richard A. Silver and Kesop Yun.
ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to stockholders filed under Item 1 of this form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
THE KOREA FUND, INC. (The “Fund”)
PROXY VOTING POLICY
1.	It is the policy of the Fund that proxies should be voted in the interest of the shareholders as determined by those who are in the best position to make this determination. The Fund believes that the firms and/or persons purchasing and selling securities for the Fund and analyzing the performance of the Fund’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Fund and its shareholders; including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Fund, on the other. Accordingly, the Fund’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Fund.

2.	The Fund delegates the responsibility for voting proxies to RCM Capital Management LLC (“RCM”), which in turn, delegates such responsibility to RCM Asia Pacific Limited (“RCM AP”), the sub-adviser for the Fund. The Proxy Voting Policy Summary for RCM is attached as Appendix A hereto. A summary of the detailed proxy voting policy for RCM AP is set forth in Appendix B attached hereto, which may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.	RCM and RCM AP shall vote proxies in accordance with proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	RCM and RCM AP shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of the Fund promptly after the adoption or amendment of any such policies.

5.	RCM and RCM AP shall: (i) maintain such records and provide such voting information as is required for the Fund’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Fund’s Chief Compliance Officer.

6.	This Proxy Voting Policy statement (including Appendix B), the Proxy Voting Policy Summary of RCM, and a summary of the detailed proxy voting policy of RCM AP shall: (i) be made available without charge, upon request, by calling 1-800-331-1710; and (ii) on the Fund’s website at www.thekoreafund.com. In addition, to the extent required by applicable law or determined by the Fund’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of RCM and a summary of the detailed proxy voting policy of RCM AP shall also be included in the Fund’s Registration Statement or Form N-CSR filings.
Appendix A
RCM CAPITAL MANAGEMENT LLC (“RCM”)
PROXY VOTING POLICY SUMMARY
1.	It is the policy of RCM that proxies should be voted in the interest of the shareholders of the fund, as determined by those who are in the best position to make this determination. RCM believes that the firms and/or persons purchasing and selling securities for the fund and analyzing the performance of the fund’s securities are in the best position and have the information necessary to vote proxies in the best interests of the fund and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, RCM’s policy shall be to delegate proxy voting responsibility to those entities with direct portfolio management responsibility for the fund.

2.	RCM delegates the responsibility for voting proxies to the sub-adviser, RCM AP, for the fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with its proxy voting policy and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	RCM and the sub-adviser of the fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such fund’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the fund’s board or chief compliance officer.

6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for the sub-adviser, RCM AP, shall be available (i) without charge, upon request, by calling 1-800-331-1710 and (ii) at www.thekoreafund.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summary of the detailed proxy voting policies of the sub-adviser and each other entity with proxy voting authority for a fund advised by RCM shall also be included in the Registration Statement or Form N-CSR filings for the fund.
Appendix B
RCM ASIA PACIFIC LIMITED
DESCRIPTION OF PROXY POLICY VOTING PROCEDURES
Policy Statement
This Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of RCM AP clients. Each proxy is voted on an individual basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances. RCM AP, as part of its authority to manage, acquire, and dispose of account assets (unless the client explicitly reserves that authority for itself or certain national laws provide otherwise) has further delegated its fiduciary duty to vote proxies stemming from shareholdings in US registered mutual funds (the “clients”) to one or more of the following committees:
•	the RCM SF Proxy Voting Committee

•	the RCM UK Proxy Voting Committee

•	the dit Proxy Voting Committee

•	the RCM AP Proxy Voting Committee
RCM AP has ascertained that each Proxy Voting Committee acts in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.
RCM AP, and thus each Proxy Voting Committee may abstain from voting a client proxy under the following circumstances and certain other circumstances as described in the procedures, for example in cases:
•	When the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant;

•	When voting the proxy would unduly impair the investment management process; or

•	When the cost of voting the proxies outweighs the benefits or is otherwise impractical.

•	If a conflict of interest arises, votes are only cast in the best interest of the client, regardless of the situation.
Procedures
As RCM AP has outsourced the proxy voting to a third party service provider (the “Proxy Specialist”). The following describes the standards and procedures applied in the proxy voting process.
The voting of all proxies is conducted by the Proxy Specialist in consultation with a Proxy Committee (which may consist of Analysts, Portfolio Managers, the Proxy Specialist, Client Services personnel and Legal Counsel). The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by Institutional Shareholder Services, Inc. (ISS), and other relevant material, and makes a vote decision in accordance with the local Proxy Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, the Proxy Specialist will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be presented to the Proxy Committee for a final decision.
A third-party proxy voting service, ISS is retained to assist in processing proxy votes in accordance with vote decisions. ISS is responsible for notifying all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions provided by the Proxy Voting Committees to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. Each Proxy Voting Committee keeps proxy materials used in the vote process on site for at least one year. Thereafter, Proxy Voting Committee materials will be kept in accordance with documentation retention policy.
Each Proxy Committee shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, the proxy committee may refrain from voting a proxy on behalf of the clients’ accounts.
In addition, RCM AP may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on RCM AP’s ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.
Resolving Conflicts of Interest
RCM AP and each voting affiliate may have conflicts that can affect how it votes its clients’ proxies. For example, one entity may manage a pension plan whose management is sponsoring a proxy proposal. That entity may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, they may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, no vote cast for one client’s account may be voted by, designed to benefit or accommodate any other client.
In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, each Proxy Committee shall be responsible for addressing how their entities resolve such material conflicts of interest with its clients and have it documented to maintain an accurate audit trail.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
(a) (1)
As of September 08, 2008, the following individuals have primary responsibility for the day-to-day management of The Korea Fund, Inc. (the “Fund”):
Raymond Chan, CFA
Chief Investment Officer, Asia Pacific
Mr. Chan is the lead portfolio manager of the Fund. He has been the lead portfolio manager of the Fund since 2007 and the Chairman of the Hong Kong Balanced Investment Committee of RCM AP since 1998.
Mr. Chan is a CFA charterholder and is Chief Investment Officer of RCM Asia Pacific. He has over 18 years of investment experience, with a focus on equity markets in South Korea, Hong Kong, China and Taiwan. Prior to joining RCM, Mr. Chan was an Associate Director with Barclays Global Investors in Hong Kong and Head of the firm’s Greater China team, managing single-country and regional portfolios. Mr. Chan holds an M.A. in Finance and Investment from the University of Exeter and a B.A. (Hons) in Economics from the University of Durham, U.K.
Sang Won Kim
Portfolio Manager
Sang Won Kim has been the co-portfolio manager of the Fund since 2007. Sang Won was previously an Investment Analyst in the Asia ex Japan Equity Research team of Schroder Investment Management before relocating to Hong Kong from Seoul. Prior to joining the Group, he spent two years with Samsung Securities as an Equity Research Analyst covering Korean non-life insurers and securities brokers. Overall, Sang Won has over ten years working experience in researching and analyzing companies in South Korea.
He holds an MBA in Finance and Accounting from the Kellogg School of Management of Northwestern University and obtained his Bachelor’s degree in Business Administration from Yonsei University.
(a) (2)
The following summarizes information regarding each of the accounts, excluding the Fund that were managed by the Portfolio Manager as of June 30, 2008.

		Registered Investment		Other Pooled Investment
		Companies		Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#		AUM($million)
Raymond Chan	KF	0	0	3	391.3	5	*	1,541.3	*
Sang Won Kim	KF	0	0	2	338.0	0		0

*	Of these other accounts, one account totaling $404.3 million in assets pay an advisory fee that is based in part on the performance of the account.
Although the RCM Asia Pacific Limited (“RCM AP”) Code of Ethics does not address every possible circumstance that could give rise to a conflict of interest, a potential conflict of interest, or an appearance of impropriety, it provides guidance with respect to many common types of situations. Whether or not a specific provision of the Code applies, RCM AP requires that each employee conducts his or her activities in accordance with the general principles embodied in the Code of Ethics, and in a manner that is designed to avoid any actual or potential conflict of interest or any abuse of an individual’s position of trust and responsibility. Technical compliance with the procedures incorporated in the Code of Ethics will not insulate actions that contravene an employee’s duties to RCM AP and its clients from scrutiny. RCM AP instructs each employee to consider whether a particular action might give rise to an appearance of impropriety, even if the action itself is consistent with the employee’s duties to RCM AP and its clients and to always be alert for potential conflicts of interest.
Conflicts of Interest:
i) Basis of sharing expenses among clients. RCM and RCM AP charges competitive rates for managing our clients’ assets. Fees vary depending on the particular types of portfolios managed, clients, and respective size of the client’s portfolios under our management. In this regard, providing services to some types of portfolios and clients require additional resources, and RCM and RCM AP’s fee structure is designed, in part, to address these differences. RCM and RCM AP utilizes the revenue received from the fees it’s clients pay to support the investment, research, operations, and business requirements needed to provide its clients with the overall results that they expect.
ii) Possible advantages, including economies of scale, and disadvantages in having a manger that has other clients. RCM and RCM AP generally realizes economies of scale with every new account managed. This allows us to manage assets charging competitive management fees. Having many clients with a wide variety of mandates offered to them also helps to ensure RCM and RCM AP’s viability as a business and thus significantly contributes to our ability to attract and retain top quality investment professionals. There are few if any real disadvantages of RCM and RCM AP having a broad client base. For example, while the aggregation of our clients’ trades may result in any one of our client’s orders taking longer to execute, we believe that over time the aggregation of orders enhances the quality of our clients’ executions, and lowers the brokerage commissions charged to them.
iii) RCM’s own investment and possible conflicts of interest: Like other advisers RCM and RCMAP face certain potential conflicts of interest in connection with managing accounts with different fee structures and accounts where RCM and RCM AP, or its employees’, money has been invested. More specifically, the management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. In addition, RCM has invested seed capital in several portfolios managed by RCM and RCM’s employees have invested in certain portfolios also managed by the firm. The same incentive to favor accounts that pay potentially higher fees exists with these accounts where RCM provides seed capital or RCM’s employees have direct investment. The potential conflicts of interest that arise out of these arrangements include, among others:
1.	The most attractive investments could be allocated to higher-fee accounts or accounts with RCM, RCM AP or employee money invested in it.

2.	The trading of higher-fee accounts or accounts with RCM, RCM AP or employee money could be favored as to timing and/or execution price. For example, such accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

3.	The investment management team could focus their time and efforts primarily on higher-fee accounts or accounts with RCM, RCM AP or employee money due to a personal stake in compensation.
RCM and RCM AP have adopted compliance policies and procedures that address these potential conflicts of interest. These policies and procedures are designed so that over time, subject to individual client guidelines or trade restrictions, all accounts are treated fairly and equitably. These procedures include, but are not limited to, RCM and RCM AP’s trade aggregation and allocation procedures, IPO allocation procedures, code of ethics and gifts and entertainment policies.
(a) (3)
As of June 30, 2008, the following explains the compensation structure of the individuals that have the primary responsibility for day-to-day portfolio management of the Fund:
RCM offers a compensation package comprising a base salary of 12 regular payments and an annual, variable bonus. In the case of our portfolio managers, specific criteria are set. The reward process places emphasis on both the contribution of the individual and that of the team in which he or she works. We recognize that to achieve stability within the team and therefore of the investment process, it is necessary to provide a remuneration package in line with our peers.
While base salaries are designed to be competitive based on market conditions, the bonus is designed to reflect a range of factors relating to the contribution to team investment performance over one, two and three-year rolling periods, thus avoiding the temptation to take short-term decisions. It is a central element of the compensation structure and allows professionals to share in the success achieved for clients. To recognize individual contribution while encouraging team effort, the bonus is divided into several elements. This rewards each individual based on investment performance and equally emphasizes the “team effort” which is a hallmark of the firm. Our total remuneration package is based on the belief that top-quartile performance warrants top-quartile rewards.
RCM’s incentive and compensation policy is that all our investment professionals are given clear investment oriented goals annually. This process is managed through an annual in depth, 360-degree review of their investment performance, their team performance, which combines investment performance and asset growth, their personal performance, which assesses intra and extra-team cooperation, personal development and skills, general conduct and behavior as well as an interim verbal review which reviews the milestones set at the fuller review at the end of the year. Within the two traditional types of client, institutional and retail, the former performance is usually against a benchmark and the latter are against median competitors. These reports are calculated separately and audited separately by our Global Head of Performance and Risk to ensure fair play and honesty.
Although the reports are available monthly, the performance of individuals and teams is formally monitored quarterly in a review which is chaired by the regional CIO, attended by both the Global CIO and the Global Head of Performance and Risk. All team leaders attend and all significant performance and investment process issues are discussed and debated there.
RCM has a transparent incentivisation process. All investment professionals are remunerated with a competitive salary which reflects their experience and duties within the organization and is externally verified against the McLagan remuneration series. Cash compensations (bonus) are a combination of the conclusions of the Annual Appraisal and the longevity of their performance record. The McLagan series also allows the performance to be evaluated appropriately against peers.
It is important to note that this process is entirely driven bottom up by the team leaders who are empowered to evaluate and remunerate their teams as they see fit. However the team leaders have to justify their recommendations to the regional CIO who in turn surveys all proposals to ensure correct cross-team remuneration levels and who then has to advocate the group’s requests to the Management Executive Committees.
RCM operates a discretionary ‘Long Term Incentive Plan’ (LTIP). Long Term Cash Bonus Plan (“the Plan”) has been established to provide long-term incentives and rewards to certain senior professionals of RCM Asia Pacific Limited (”RCM AP”) and the other Allianz Global Investors Group (“AllianzGI”) companies in order to promote their long-term growth and profitability. Ultimately Andreas Utermann (Global CIO) in conjunction with the regional RCM CIOs decides who is put forward for the LTIP. In a general sense they want this to be as wide across the investor base as possible though the level and extent of participation will vary according to seniority and performance.
The LTIP provides awards on a rolling three-year basis that are based on the operating earnings growth of AllianzGI, RCM globally and RCM AP, or the relevant local RCM entity. As neither RCM nor AllianzGI are listed these awards are made in the form of cash which over three years appreciates in line with the percentage change in the aggregate operating earnings of the three components above.
During the three-year plan the notional amount, which is allocated annually appreciates in line with the percentage change in the Group’s aggregate operating earnings (up to a maximum of 70%).
At the end of the three-year period the resulting amount is multiplied by a ‘company performance multiple’ which reflects the earnings of RCM globally and RCM AP. RCM AP’s achievements are weighted 70% and RCM globally 30%. This is the same for all of the regional offices.
The LTIP forms part of most RCM investment professionals’ total remuneration. The other two elements are basic salary and a discretionary bonus. Basic salaries are matched using the relevant local McLagan and other industry surveys. In the instance of the discretionary bonus this is tied to the individual’s performance on a 1- and 3-year basis, weighted toward the latter (25%/75%).
Regarding additional compensation, we offer our employees an Employee Purchase Program for Allianz SE shares once a year.
(a) (4)
The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of June 30, 2008.

The Korea Fund, Inc.

Portfolio Manager	Dollar Range of Equity Securities in the Funds
Raymond Chan	None
Sang Won Kim	None
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

		AVERAGE	TOTAL NUMBER	MAXIMUM NUMBER OF
	TOTAL	PRICE	OF SHARES PURCHASED	SHARES THAT MAY YET BE
	NUMBER	PAID	AS PART OF PUBLICLY	PURCHASED UNDER THE
	OF SHARES	PER	ANNOUNCED PLANS OR	PLANS
PERIOD	PURCHASED	SHARE	PROGRAMS	OR PROGRAMS
July 2007	N/A	N/A	N/A	N/A
August 2007	N/A	N/A	N/A	N/A
September 2007	N/A	N/A	N/A	N/A
October 2007	N/A	N/A	N/A	N/A
November 2007	N/A	N/A	N/A	N/A
December 2007	N/A	N/A	N/A	N/A
January 2008	N/A	N/A	N/A	N/A
February 2008	N/A	N/A	N/A	N/A
March 2008	N/A	N/A	N/A	N/A
April 2008	N/A	$25.284	4,303,210	N/A
May 2008	N/A	N/A	N/A	N/A
June 2008	N/A	N/A	N/A	N/A
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial and Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.
(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.
ITEM 12. EXHIBITS
(a) (1) Exhibit 99.CODE ETH - Code of Ethics
(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) The Korea Fund, Inc.

By	/s/ Robert Goldstein
President and Chief Executive Officer
Date: September 8, 2008

By	/s/ Brian S. Shlissel
Treasurer, Principal Financial & Accounting Officer
Date: September 8, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert Goldstein
President and Chief Executive Officer
Date: September 8, 2008

By	/s/ Brian S. Shlissel
Treasurer, Principal Financial & Accounting Officer
Date: September 8, 2008